CERTIFICATION PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT 0F 2002

(18 U.S.C. SECTION 1350)

Pursuant to section 906 of the Sarbanes-Oxley Act of 2002 (subsections (a) and (b) of section 1350, chapter 63 of title 18, United States Code), the undersigned officer of FOREVER VALUABLE COLLECTIBLES, INC., a Colorado corporation (the "Company"), does hereby certify, to such officer's knowledge, that:

The annual report on Form 10-K for the fiscal year ended December 31, 2011 (the "Form 10-K") of the Company fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, and the information contained in the Form 10-K fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: March 30, 2012	By:	/s/ Jodi K. Stevens
Jodi K. Stevens
Chief Executive Officer
Chief Financial Officer

A signed original of this written statement required by Section 906 has been provided to FOREVER VALUABLE COLLECTIBLES, INC. and will be retained by FOREVER VALUABLE COLLECTIBLES, INC. and furnished to the Securities and Exchange Commission or its staff upon request.